Exhibit 10.17

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of January 27, 2005, by and between Digital Lifestyles Group, Inc., a Delaware corporation (the "Company"), and Alloy Marketing and Promotions, LLC (the "Purchaser").

This Agreement is made pursuant to the Agreement, dated as of the date hereof, by and between the Purchaser and the Company (as amended, modified or supplemented from time to time, the "Payment Agreement"), and pursuant to the Note referred to therein.

The Company and the Purchaser hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

"Commission" means the Securities and Exchange Commission.

"Common Stock" means shares of the Company's common stock, par value $0.03 per share.

"Effectiveness Date" means the date that the Registration Statement is declared effective under the Securities Act.

"Effectiveness Period" shall have the meaning set forth in Section 2(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

"Filing Date" means the date on which the Company files the initial pre-effective amendment to the Registration Statement including the Note Shares, which may be no earlier than February 10, 2005.

"Holder" or "Holders" means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c). "Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means the shares of Common Stock issuable (a) upon the conversion of the Note and (b) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any securities referenced in (a) above.

"Registration Statement" means the Registration Statement on Form S-1 that was filed with the Commission by the Company on January 4, 2005, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Requisite Information" has the meaning set forth in Section 2(d) hereof.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

"Trading Market" means any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

"Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

References herein to the term "Holders of a majority in aggregate amount of the then outstanding Registrable Securities" or words to a similar effect shall mean, with respect to any request, notice, demand, objection or other action by the holders of Registrable Securities hereunder or pursuant hereto (each, an "Act"), registered holders of a number of shares of then outstanding Common Stock constituting Registrable Securities and an aggregate amount of the Note convertible into Registrable Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of the Note constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Registrable

Securities and the number of shares of Common Stock issuable upon conversion of the Note. For purposes of the immediately preceding sentence, any Holder may elect to take any Act with respect to all or any portion of the Registrable Securities held by it and only the portion as to which such Act is taken shall be included in the numerator of the fraction described in the preceding sentence

2.  Registration.

(a)  On the Filing Date, the Company shall prepare and file with the Commission a pre-effective amendment to the Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than February 23, 2005. The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when all Registrable Securities covered by the Registration Statement (i) either have been sold in a manner contemplated by the Registration Statement, (ii) have been sold to the public in compliance with Rule 144, or (iii) may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (each, an "Effectiveness Period") .

Thereafter, the Company shall be entitled to withdraw the Registration Statement and, upon such withdrawal, the Holders shall have no further right to offer or sell any of the Registrable Securities pursuant to such Registration Statement (or any Prospectus relating thereto).

Notwithstanding anything contained within to the contrary, the Company shall have the right to convert the Registration Statement to a registration statement on Form S-2 or Form S-3 or file a new registration statement on Form S-2 or Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 covering all the Registrable Securities subject to the Registration Statement and, upon the declaration of effectiveness thereof by the Commission, the Company shall have the right to withdraw the Registration Statement (in which event, such registration statement on Form S-2 or Form S-3 will be deemed to be the Registration Statement for the purposes of this Agreement, including the Company's obligations with respect thereto).

(b)  (i) the Effective Date does not occur prior to February 23, 2005; (ii) after the Effective Date, the Registration Statement ceases to be effective (by suspension pursuant to Sections 2(e), 6(c) or otherwise) as to all Regishable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period (without being succeeded immediately by an additional Registration Statement filed and declared effective) for a period of time that shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the Effective Date); or (iii) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an "Event," and for purposes of clause (i) the date on which such Event occurs, or for purposes of clause (ii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iii) the date on which such three (3) Trading Day period is exceeded, being referred to as "Event Date"), then until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as a sole remedy and as liquidated damages and not as a penalty, equal to 1.50% for each thirty (30) day period (prorated for partial periods) on a daily basis of the original principal amount of the Note. While such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) days following the date on which such Event has been cured by the Company.

(c)           Within three business days after the Effectiveness Date, the Company shall issue a letter to the transfer agent (and, if required by the transfer agent, a legal opinion) stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Purchaser and confirmation by the Purchaser that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the letter required by this Section 2(c) shall be delivered to the Purchaser within the time frame set forth above.

(d)           The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company, within ten calendar days after written request therefor has been made by the Company, such information regarding the distribution of such Holder's Registrable Securities as is required by law to be disclosed in the Registration Statement (the "Requisite Information").

(i)     The Company shall file prospectus supplements pursuant to Rule 424 under the Securities Act (or any successor provision thereto) to amend or supplement the applicable Registration Statement to include in the Registration Statement the Requisite Information as to each Holder (and the Registrable Securities held by such Holder) that provides notice to the Company of the Requisite Information. The Company shall file such a prospectus supplement with the Commission no less than once every twenty business days if during such period the Company receives notice from any Holder which includes the Requisite Information with respect to any such Holder. The Company shall provide each Holder a copy of such Prospectus as so amended or supplemented containing the Requisite Information within three business days of filing such Prospectus with the Commission in order to permit such Holder to comply with the prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder's Registrable Securities.

(ii)     No Holder shall be entitled to use the Prospectus unless and until such Holder shall have furnished the information required by this Section 2(d) in accordance with the first or second paragraph hereof and such information with respect to such Holder shall have been included in the Prospectus. If any information furnished to the Company by a Holder for inclusion in a Registration Statement or the Prospectus becomes materially misleading, such Holder agrees (1) to furnish promptly to the Company all information required to be disclosed in such Registration Statement in order to make the information previously furnished to the Company not materially misleading and (ii) to stop selling or offering for sale Registrable Securities pursuant to the Registration Statement until such Holder's receipt of the copies of a supplemented or amended Prospectus correcting such disclosure. The Company shall have no obligation to keep a Prospectus usable with respect to a particular Holder or to give notice that a Prospectus is not usable by such Holder to the extent such Prospectus is not usable by such Holder because current Requisite Information with respect to such Holder is not included therein because such Holder has not provided such information to the Company in accordance with this Section 2(d).

(e) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the Company's Board of Directors has made the good faith determination (i)      that the continued use by the Holders of the Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Holders of the Registration Statement (and the Prospectus relating thereto), then the right of the Holders to use the Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the "Suspension Period") not greater than sixty (60) days during any consecutive twelve (12) month period, which shall include no more than thirty (30) consecutive days. During the Suspension Period, the Holders shall not offer or sell any Registrable Securities pursuant to or in reliance upon the Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than three (3) business days, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Registration Statement (and the Prospectus relating thereto) pursuant to this Section 2(e), the Company will lift any suspension, provide the Holders with revised Prospectuses, if required, and will notify the Holders of their ability to effect offers or sales of Registrable Securities pursuant to or in reliance upon the Registration Statement.

(f) Notwithstanding anything in this Agreement to the contrary, the Company will have no obligation to register the resale of the Registrable Securities, or take any other action required under this Agreement, unless and until the Company becomes obligated to issue the Note to the Purchaser pursuant to the terms of the Payment Agreement.

3. Registration Procedures. The parties hereto agree that the Registration Statement does not contemplate an Underwritten Offering and the Company shall not be required to cooperate with any Underwritten Offering. If and whenever the Company is required by the provisions hereof to effect the registration of the Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)  prepare and file with the Commission a pre-effective amendment to the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its reasonable commercial efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

(b)  prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)  furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)  use its commercially reasonable efforts to register or qualify the Purchaser's Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)  list the Registrable Securities with the Trading Market or other securities exchange on which the Common Stock of the Company is then principally listed;

(f)  immediately notify the Purchaser at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g) make available for inspection by the Purchaser and any attorney, accountant or other agent retained by the Purchaser, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Purchaser.

4.Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called "Selling Expenses." The Company shall only be responsible for Registration Expenses.

5. Indemnification.

(a)  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document; and provided further, however, that the foregoing indemnity shall not inure to the benefit of any Purchaser or any such person if the person asserting a loss, claim, damages or liability (A) purchased a Registrable Security and the Purchaser, or someone acting on the Purchaser's behalf, did not deliver to such person at or prior to the written confirmation of the sale of such Registrable Security a Prospectus (as then amended or supplemented, at the time of such purchase by the person asserting such loss, claim, damages or liability) and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense; or (B) received a Prospectus or an amendment or supplement thereto in violation of Section 7(d) of this Agreement if such violation caused such loss, claim, damages or liability.

(b)  In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or the Securities Exchange Act of 1934, each as amended, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act, as amended, pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Holder specifically for use in any such document. Notwithstanding the provisions of this paragraph, such Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel (which firm should be subject to the approval of the Indemnifying Party, such approval not to be unreasonably withheld) and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred; provided, further, that the Company shall not in any event be responsible hereunder for the fees and expenses of more than one firm of separate counsel. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed, and the Company agrees to indemnify and hold harmless any Indemnified Party from and against any loss by reason of any settlement of any action effected with the Company's written consent.

(d)  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) an Indemnified Party makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Indemnified Party in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Indemnifying Party and the Indemnified Party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Indemnified Party is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Indemnified Party will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6. Miscellaneous.

(a)  Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)  Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)   Discontinued Disposition. Each Holder agrees by its acquisition of any Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below) or notice described in Section 3(f), such Holder shall keep the fact of such notice confidential and forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Section 7(d), a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or far additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  Piggy-Back Registrations. If at any time during any Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered during such Effectiveness Period and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights (except that no cutback may be required for any holders that have the right to demand or request the inclusion in such registration of shares of Common Stock held by such stockholders) and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

(e)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f) Notices. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(f). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:
Digital Lifestyles Group, Inc.
1001 S. Capital of Texas Hwy.
Building I, Suite 210 Austin, Texas 78746
Attention: Chief Financial Officer
Facsimile: (512) 617-8283

With a copy to:

1001 S. Capital of Texas Hwy.
Building I, Suite 210 Austin, Texas 78746
Attn: General Counsel
Facsimile: (512) 617-8283

If to a Purchaser:	To the address set forth under such Purchaser name on the signature pages hereto.

If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(f) by such Person.

(g)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless such successor or assignee and Holder provide the Company with written notice at the time of such succession or assignment stating the name of such successor or assignee and identifying the Registrable Securities as to which this Agreement is being assigned; provided, however, that any such assignee or successor shall receive such Registrable Securities subject to all the terms and conditions of this Agreement, including without limitation, Section 5 and shall thereafter be deemed a "Holder" for all purposes under this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Notes and the Securities Purchase Agreement with the prior written consent of the Company, which consent shall not be unreasonably withheld.

(h)Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(1)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Balance of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DIGITAL LIFESTYLES GROUP, INC.

By: /s/ Kent A. _________
Name: Kent A. _________
Title: CEO

ALLOY MARKETING AND PROMOTIONS, LLC

By: /s/ Matthew C. Diamond
Name: Matthew C. Diamond
Title: CEO

Address for Notices:
54 Canal Street
Boston, MA 02114
Tel: 617-723-8929
Fax: (617) 723-2188
Attn: Gary Colen

With a copy to:

Alloy, Inc.
151 W. 26th Street, 11th Floor
New York, NY 10001
Tel: 212-244-4307
Fax: 212-244-4311
Attn: General Counsel

13